Exhibit 99.1

METALLINE MINING COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED
FINANCIAL INFORMATION

On April 16, 2010 (the “Merger Date”), a wholly-owned subsidiary of the Metalline Mining Company (the “Company” or “Metalline”) was merged with and into Dome Ventures Corporation (“Dome”), resulting in Dome becoming a wholly-owned subsidiary of the Company (the “Merger”).

The following unaudited pro forma condensed combined financial statements are based on the historical financial statements of Metalline and Dome after giving effect to the Merger on April 16, 2010 and the assumptions, reclassifications and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The unaudited pro forma condensed combined statement of operations for the six months ended April 30, 2010 was prepared as if the Merger took place on November 1, 2008 and combines the unaudited historical consolidated statement of operations of Metalline for the six months ended April 30, 2010 with Dome’s unaudited historical consolidated statement of operations for the six months ended March 31, 2010.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended October 31, 2009 was prepared as if the merger took place on November 1, 2008 and combines the audited consolidated statement of operations for Metalline the fiscal year ended October 31, 2009 with Dome’s audited consolidated statement of operations for the fiscal year ended September 30, 2009.

The historical consolidated financial information of Metalline and Dome has been adjusted in the unaudited pro forma condensed combined financial statements to give effect to pro forma events that are (1) directly attributable to the Merger, (2) factually supportable, and (3) with respect to the statements of operations, expected to have a continuing impact on the combined results.  The unaudited pro forma condensed combined financial information should be read in conjunction with the accompanying notes to the unaudited pro forma condensed combined financial statements.  In addition, the unaudited pro forma condensed combined financial information was based on, and should be read in conjunction with, the following historical consolidated financial statements and accompanying notes of Metalline and Dome for the applicable periods:

•	Separate historical financial statements of Metalline as of and for the year ended October 31, 2009 and the related notes included in the Annual Report on Form 10-K filed on January 11, 2010.

•	Separate historical financial statements of Dome as of and for the year ended September 30, 2009 and the related notes included in this Current Report on Form 8-K as exhibit 99.3

▪	Separate historical financial statements of Metalline as of and for the six months ended April 30, 2010 and the related notes included in the Quarterly Report on Form 10-Q filed on June 14, 2010

▪	Separate historical financial statements of Dome as of and for the six months ended March 31, 2010 and the related notes included in this Current Report on Form 8-K as exhibit 99.2

The unaudited pro forma condensed combined financial information has been presented for informational purposes only and is not necessarily indicative of what the combined company’s results of operations actually would have been had the merger been completed as of the dates indicated.  In addition, the unaudited pro forma condensed combined financial information does not purport to project the future operating results of the combined company.

METALLINE MINING COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2010

	Metalline	Dome (a)	Pro-Forma Adjustments		Pro-Forma Combined

REVENUES	$—	$—	$—		$—

EXPLORATION AND PROPERTY HOLDING COSTS
Exploration and property holding costs	840,864	54,279	—		895,143
Depreciation and asset write-off	94,964	—	14,750	(A)	109,714
TOTAL EXPLORATION AND PROPERTY HOLDING COSTS	935,828	54,279	14,750		1,004,857

GENERAL AND ADMINISTRATIVE EXPENSES
Salaries and payroll expenses	532,862	130,568	(130,568)	(B)	532,862
Office and administrative expenses	221,897	88,562	(6,406)	(E)	304,053
Professional services	740,188	463,942	(635,422)	(C)(E)	568,708
Directors fees	116,766	—	105,714	(D)	222,480
Management Fees	—	34,948	—		34,948
Provision for uncollectible value-added taxes	152,049	—	—		152,049
Depreciation	9,340	—	—		9,340
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	1,773,102	718,020	(666,682)		1,824,440

LOSS FROM OPERATIONS	(2,708,930)	(772,299)	651,932		(2,829,297)

OTHER INCOME (EXPENSES)
Interest and investment income	7,339	2,273	(3,523)	(E)	6,089
Gain on sale of asset	—	400,000	(400,000)	(F)	—
Foreign currency transaction gain (loss)	1,346,825	114,128	(31,929)	(E)	1,429,024
TOTAL OTHER INCOME (EXPENSE)	1,354,164	516,401	(435,452)		1,435,113

LOSS BEFORE INCOME TAXES	(1,354,766)	(255,898)	216,480		(1,394,184)

INCOME TAXES	(14,046)	—	—		(14,046)

NET LOSS	$(1,340,720)	$(255,898)	$216,480		$(1,380,138)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.02)	$(0.01)		(G)	$(0.01)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	57,442,278	18,929,458	26,707,453	(G)	103,079,189

(a)	Amounts are presented in U.S. dollars and in accordance with U.S. GAAP as described in Note 3.

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements.  The pro forma adjustments are explained in Note 4.

METALLINE MINING COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2009

	Metalline	Dome (a)	Pro-Forma Adjustments		Pro-Forma Combined

REVENUES	$—	$—	$—		$—

EXPLORATION AND PROPERTY HOLDING COSTS
Exploration and property holding costs	1,206,178	553,531	—		1,759,709
Depreciation and asset write-off	174,927	—	29,500	(A)	204,427
TOTAL EXPLORATION AND PROPERTY HOLDING COSTS	1,381,105	553,531	29,500		1,964,136

GENERAL AND ADMINISTRATIVE EXPENSES
Salaries and payroll expenses	1,494,244	233,744	(233,744)	(B)	1,494,244
Office and administrative expenses	255,297	113,598	—		368,895
Professional services	943,384	47,853	—		991,237
Directors fees	302,332	72,997	120,107	(D)	495,436
Management Fees	—	67,686	—		67,686
Provision for uncollectible value-added taxes	56,102	—	—		56,102
Depreciation	20,539	—	—		20,539
TOTAL GENERAL AND ADMINISTRATIVE EXPENSES	3,071,898	535,878	(113,637)		3,494,139

LOSS FROM OPERATIONS	(4,453,003)	(1,089,409)	84,137		(5,458,275)

OTHER INCOME (EXPENSES)
Interest and investment income	1,542	25,070	—		26,612
Foreign currency transaction gain (loss)	(264,919)	(163,643)	—		(428,562)
TOTAL OTHER INCOME (EXPENSE)	(263,377)	(138,573)	—		(401,950)

LOSS BEFORE INCOME TAXES	(4,716,380)	(1,227,982)	84,137		(5,860,225)

INCOME TAXES	7,730	—	—		7,730

NET LOSS	$(4,724,110)	$(1,227,982)	$84,137		$(5,867,955)

DEEMED DIVIDEND ON EXERCISE OF WARRANTS	(126,090)	—	—		(126,090)

NET LOSS APPLICABLE TO COMMON STOCKHOLDERS	$(4,850,200)	$(1,227,982)	$84,137		$(5,994,045)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.12)	$(0.07)		(H)	$(0.06)

BASIC AND DILUTED WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	41,482,728	18,699,573	33,926,497	(H)	94,108,798

(a)	Amounts are presented in U.S. dollars and in accordance with U.S. GAAP as described in Note 3.

See the accompanying notes to the unaudited pro forma condensed combined financial statements which are an integral part of these statements.  The pro forma adjustments are explained in Note 4.

METALLINE MINING COMPANY
NOTES TO THE UNAUDITED PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS

Note 1 – Description of Transaction

On April 16, 2010 (the “Merger Date”), a wholly-owned subsidiary of the Company was merged with and into Dome, resulting in Dome becoming a wholly-owned subsidiary of the Company (the “Merger”). To effect the Merger, Dome stockholders received 0.968818 shares of the Company’s common stock for each share of Dome common stock they held as of the Merger Date. Additionally, on the Merger Date, all outstanding warrants to acquire Dome common stock were exchanged for warrants to acquire the Company’s common stock on equivalent terms.  As a result of the Merger , the holders of the Company’s common stock prior to the Merger Date own approximately 53% of the Company post-merger and the former Dome shareholders own approximately 47% of the Company post-merger. Dome is a resource company that holds three exploration licenses in Gabon, West Africa and recently entered into a joint venture agreement with AngloGold Ashanti Limited (“AngloGold”) on two of its licenses, Ndjole and Mevang. Dome also entered into a second joint venture agreement on the Ogooue license held by AngloGold.

Note 2 – Basis of Presentation

The unaudited pro forma condensed combined statement of operations for the six months ended April 30, 2010 was prepared as if the merger took place on November 1, 2008 and combines the unaudited historical consolidated statement of operations of Metalline for the six months ended April 30, 2010 with Dome’s unaudited historical consolidated statement of operations for the six months ended March 31, 2010.

The unaudited pro forma condensed combined statement of operations for the fiscal year ended October 31, 2009 was prepared as if the merger took place on November 1, 2008 and combines the audited consolidated statement of operations for Metalline the fiscal year ended October 31, 2009 with Dome’s audited consolidated statement of operations for the fiscal year ended September 30, 2009.

All pro forma financial statements use Metalline’s period-end dates and no adjustments were made to Dome’s historical financial information for its slightly different fiscal year end and interim period end dates.

Note 3 – Accounting Policies

The historical consolidated financial statements of Dome have been prepared using Canadian generally accepted accounting principles (“Canadian GAAP”).  Canadian GAAP permits the deferral of exploration costs until the underlying exploration properties are brought into production.  U.S. GAAP requires these costs be treated as period costs and expensed as incurred.  Dome has elected not to defer exploration costs in its 2009 consolidated financial statements, but to expense them as period costs, which is consistent with U.S. GAAP.  Accordingly, no significant Canadian GAAP to U.S. GAAP adjustments were identified.  For further information, refer to “Differences between Canadian and United States generally accepted accounting principles” under note 12 to Dome’s audited consolidated financial statements.

Note 4 – Adjustments to Unaudited Pro-Forma Condensed Statement of Operations

Item (A): Reflects additional depreciation expense for the $60,000 estimated fair value of vehicles identified in Dome merger over its estimated useful life of 2 years.

Item (B): Reflects elimination of general and administrative salaries and wages for Mr. Brian Edgar and other Dome employees.  Mr. Edgar will no longer be compensated as an officer of Dome, but will be compensated $7,500 per month for services performed in his capacity as Executive Chairman of the Company as further outlined in  item (D) below.

Item (C): Reflects elimination of $635,000 of transaction costs for legal, accounting and other professional fees related to the Merger.

Item (D): Reflects adjustments to Directors fees for the following:

	Six Months Ended April 30, 2010	Year Ended October 31, 2009
Eliminate Dome’s historical stock based compensation paid to directors	$—	$(72,997)
Record cash portion of directors fees paid to new Metalline directors	74,250	162,000
Record stock based compensation for quarterly shares issued to new independent directors of Metalline at average market price of $0.79 and $0.36 per share, respectively	31,464	31,104
	$105,714	$120,107

Item (E): Reflects elimination of the results of operations of Dome from the Merger Date through April 30, 2010 included in Metalline’s historical results of operations.

Item (F): Reflects the elimination of gain on sale of assets of $400,000 for proceeds received from AngloGold under the joint venture agreement.  Based upon the fair values assigned to the Gabon concessions pursuant to the Merger, the $400,000 received from AngloGold would be applied as a reduction to the cost basis of the Gabon mining concessions on the consolidated balance sheet.

Item (G):  The weighted average basic and diluted shares of Metalline for the six months ended April 30, 2010 adjusted as if the number of common shares of Metalline issued pursuant to the Merger, private placement and special warrant offering were considered to be outstanding as of November 1, 2009.  Below is a detailed calculation of earnings per share.

Six Months Ended April 30, 2010
Numerator:
Pro-Forma Net loss applicable to common shares attributable to Metalline/Dome	$(1,380,138)

Denominator:
Metalline weighted average basic and diluted shares outstanding	57,442,278
Adjustment for Metalline shares issued for Merger Consideration (19,714,989 x 166 days / 181 days)	18,081,150
Adjustment for Metalline shares issued in Private Placement (6,500,000 x 52 days / 181 days)	1,867,403
Adjustment for Metalline shares issued for Special Warrants (28,009,594 x 166 days /181 days)	25,688,358
Pro-Forma weighted average basic and diluted shares outstanding	103,079,189

Basic and Diluted earnings per share	$(0.01)

Item (H):  The weighted average basic and diluted shares of Dome as disclosed in Dome’s annual report for the fiscal year ended September 30, 2009 were converted at the 0.96882 conversion ratio and added to the weighted average basic shares of Metalline.  The number of common shares of Metalline issued pursuant to the private placement and special warrant offerings were considered to be outstanding as of November 1, 2008.  Below is a detailed calculation of earnings per share.

Year Ended October 31, 2009
Numerator:
Pro-Forma Net loss applicable to common shares attributable to Metalline/Dome	$(5,994,045)

Denominator:
Metalline weighted average basic and diluted shares outstanding	41,482,728
Dome weighted average basic and diluted shares outstanding converted at 0.96882 conversion ratio	18,116,476
Metalline shares issued in Private Placement	6,500,000
Metalline shares issued for Special Warrants	28,009,594
Pro-Forma weighted average basic and diluted shares outstanding	94,108,798

Basic and Diluted earnings per share	$(0.06)